EXHIBIT 23.1



                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
ImClone Systems Incorporated

We consent to the use of our report incorporated herein by reference.


                                    KPMG PEAT MARWICK LLP


August 15, 1996